EXHIBIT 31.3
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Karen Zaderej, certify that:
1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Axogen, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 1, 2023
/s/ Karen Zaderej
Karen Zaderej Chief Executive Officer, President and Chairman of the Board